UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

Earliest Event Date requiring this Report:  August 15, 2012

CAPSTONE COMPANIES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

FLORIDA	0-28331	84-1047159
(State of Incorporation or	(Commission File Number)	(I.R.S. Employer
Organization)		Identification No.)

350 Jim Moran Blvd.
Suite 120
Deerfield Beach, Florida 33442
(Address of principal executive offices)

(954) 252-3440
 (Registrant's telephone number, including area code)

ITEM 7.01. REGULATION FD DISCLOSURE

Capstone Companies, Inc. conducted a shareholder conference call and webcast on August 15, 2012 at 1:30 p.m. EST.  Attached hereto as Exhibit 99.1 is the transcript of the conference call.   Company also issued a press release on August 14, 2012, on second quarter financial results in FY 2012. Exhibit 99.2 is that press release.

The information presented in Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, unless we specifically state that the information is to be considered “filed” under the Exchange Act or specifically incorporate it by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

ITEM 9.01. FINANCIAL STATEMETNS AND EXHIBITS

Exhibit Number	Exhibit Description
99.1	Transcript of Investor Conference Call, dated August 15, 2012 (1)
99.2	Press Release, dated August 14, 2012, on second fiscal quarter results in FY 2012

(1) To be filed by amendment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., A FLORIDA CORPORATION

Date:   August 17, 2012

By: /s/ Stewart Wallach
Stewart Wallach, CEO